Execution Version 1 FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT This Fifth Amendment to Amended and Restated Credit Agreement (this “Amendment”) dated and effective as of May 1, 2026 by and among ALKAMI TECHNOLOGY, INC., a Delaware corporation (the “Borrower”), the Guarantors party hereto, the several banks and other financial institutions or entities party hereto (the “Lenders”), and SILICON VALLEY BANK, a division of First-Citizens Bank & Trust Company (“SVB”), as the administrative agent and collateral agent for the Lenders (SVB, in such capacity, the “Administrative Agent”), the Issuing Lender and the Swingline Lender. W I T N E S S E T H: WHEREAS, the Borrower, the Administrative Agent, the Issuing Lender, the Swingline Lender and the Lenders party thereto are party to that certain Amended and Restated Credit Agreement dated as of April 29, 2022 (as amended, modified, supplemented or restated and in effect from time to time, the “Credit Agreement”); WHEREAS, the Borrower has advised the Administrative Agent that it desires to authorize a Capital Stock repurchase program, which is expected to continue through the Revolving Termination Date (unless otherwise extended or shortened by the Borrower’s board of directors), providing for the Borrower to use up to $100,000,000 of its cash to repurchase its common stock (the “Specified Stock Repurchase Program”); and WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent amend the Credit Agreement subject to the terms and conditions of this Amendment. NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows: 1. Capitalized Terms. All capitalized terms used herein and not otherwise defined shall have the same meaning herein as in the Credit Agreement or in the other Loan Documents referred to in the recitals hereto, as applicable. 2. Amendments to the Credit Agreement. Effective as of the Fifth Amendment Effective Date (as defined herein): a. Amended/New Definitions in the Credit Agreement. The following new definitions are hereby inserted into Section 1.1 of the Credit Agreement in alphabetical order: “ “Fifth Amendment”: that certain Fifth Amendment to Amended and Restated Credit Agreement, dated as of the Fifth Amendment Effective Date, by and between, among others, the Borrower, the Lenders and the Administrative Agent.” “ “Fifth Amendment Effective Date”: May 1, 2026.” “ “Specified Stock Repurchase Program”: as defined in the Fifth Amendment.” b. Amendments to Section 7.6 of the Credit Agreement. Section 7.6 of the Credit Agreement is amended by (1) deleting “and” appearing at the end of clause (f) thereof, (2) replacing “.” at the end of clause (g) thereof with “; and” and (3) adding a new clause (h) at the end thereof: “(h) so long as, prior to and immediately after giving effect to such Restricted Payment, the Borrower shall be in compliance with the financial covenants set forth in Section 7.1, the Borrower may make Restricted Payments to purchase its common stock pursuant to the Specified

2 Stock Repurchase Program; provided that the aggregate amount of Restricted Payments made under this clause (h) shall not exceed $100,000,000.” 3. Conditions Precedent to Effectiveness. The effectiveness of this Amendment shall be subject to the prior or concurrent satisfaction of each of the following conditions precedent (the date on which such conditions are satisfied, the “Fifth Amendment Effective Date”): (a) Loan Documents. The Administrative Agent shall have received this Amendment, duly executed and delivered by the Administrative Agent, the Loan Parties and the Lenders. (b) Approvals. All Governmental Approvals and consents and approvals of, or notices to, any other Person (including the holders of any Capital Stock issued by any Loan Party) required in connection with the execution and performance of this Amendment, the other Loan Documents, the continuing operations of the Group Members, the operations of the Group Members as expected to result from the consummation of the transactions contemplated hereby, shall have been obtained and be in full force and effect, and all applicable waiting periods shall have expired without any action being taken or threatened by any competent authority that could reasonably be expected to restrain, prevent or otherwise impose burdensome conditions on the financing contemplated hereby. (c) No Material Adverse Effect. There shall not have occurred since December 31, 2023 any event or condition that has had or could reasonably be expected to have a Material Adverse Effect. (d) No Default. No Default or Event of Default shall have occurred and be continuing. (e) Representations and Warranties. Each of the representations and warranties made by each Loan Party in or pursuant to any Loan Document (i) that is qualified by materiality shall be true and correct, and (ii) that is not qualified by materiality, shall be true and correct in all material respects, in each case, on and as of the Fifth Amendment Effective Date, except to the extent any such representation and warranty expressly relates to an earlier date, in which case such representation and warranty shall have been true and correct in all material respects (or all respects, as applicable) as of such earlier date. (f) Secretary’s or Managing Member’s Certificates; Certified Operating Documents; Good Standing Certificates. The Administrative Agent shall have received (i) a certificate of each Loan Party, dated the Fifth Amendment Effective Date and executed by the Secretary, Managing Member or equivalent officer of such Loan Party, substantially in the form of Exhibit C of the Credit Agreement, with appropriate insertions and attachments, including (i) the Operating Documents of such Loan Party certified, in the case of formation documents, as of a recent date by the secretary of state or similar official of the relevant jurisdiction of organization of such Loan Party, (ii) the relevant board resolutions or written consents of such Loan Party adopted by such Loan Party for the purposes of authorizing such Loan Party to enter into and perform this Amendment and the other Loan Documents to which such Loan Party is party, (iii) the names, titles, incumbency and signature specimens of those representatives of such Loan Party who have been authorized by such resolutions and/or written consents to execute this Amendment and the other Loan Documents on behalf of such Loan Party, (iv) a long form good standing certificate for each Loan Party from its respective jurisdiction of organization, and (v) a certificate of foreign qualification from each jurisdiction where the failure of any Loan Party to be qualified could reasonably be expected to have a Material Adverse Effect. (g) Solvency Certificate. The Administrative Agent shall have received a Solvency Certificate from a Responsible Officer.

3 (h) Patriot Act, etc. The Administrative Agent and each Lender shall have received, prior to the Fifth Amendment Effective Date, all documentation and other information requested to comply with applicable “know your customer” and anti-money-laundering rules and regulations, including the Patriot Act, and a properly completed and signed IRS Form W-8 or W-9, as applicable, for each Loan Party. For purposes of determining compliance with the conditions specified in this Section 3, each Lender that has executed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter either sent (or made available) by the Administrative Agent to such Lender for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to such Lender, unless an officer of the Administrative Agent responsible for the transactions contemplated by the Loan Documents shall have received notice from such Lender prior to the Fifth Amendment Effective Date specifying such Lender’s objection thereto and either such objection shall not have been withdrawn by notice to the Administrative Agent to that effect on or prior to the Fifth Amendment Effective Date or, if any extension of credit on the Fifth Amendment Effective Date has been requested, such Lender shall not have made available to the Administrative Agent on or prior to the Fifth Amendment Effective Date such Lender’s Revolving Percentage of such requested extension of credit. (i) Fees. The Borrower shall have paid all fees and expenses required to be paid hereunder, including, without limitation, the expenses of the Administrative Agent pursuant to Section 5 below. 4. Representations and Warranties. Each Loan Party hereby represents and warrants to the Administrative Agent and the Lenders on behalf of themselves and the other Group Members as follows: (a) This Amendment is, and each other Loan Document to which it is or will be a party, when executed and delivered by each Loan Party that is a party thereto, will be the legally valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally. (b) The representations and warranties made by each Loan Party in or pursuant to any Loan Document (i) that is qualified by materiality is true and correct, and (ii) that is not qualified by materiality, is true and correct in all material respects as of the date hereof except to the extent any such representation and warranty expressly relates to an earlier date, in which case such representation and warranty is true and correct in all material respects (or all respects, as applicable) as of such earlier date. (c) The execution and delivery by each Loan Party of this Amendment and the performance by the Borrower of its obligations under the Credit Agreement, as amended by this Amendment, (i) have been duly authorized by all necessary organizational action on the part of such Loan Party and (ii) will not (A) violate any provisions of the certificate of incorporation or certificate of formation, as applicable, or by-laws or operating agreement, as applicable, of such Loan Party or (B) constitute a violation by such Loan Party of any material applicable law. (d) No Default or Event of Default has occurred and is continuing as of the Fifth Amendment Effective Date. 5. Payment of Costs and Fees. The Borrower shall pay to the Administrative Agent all reasonable and documented out-of-pocket costs, expenses, and fees and charges of every kind in connection with the preparation, negotiation, execution and delivery of this Amendment and any documents and instruments relating hereto (which costs include, without limitation, the reasonable and documented fees and expenses of any attorneys retained by the Administrative Agent).

4 6. Choice of Law, etc. This Amendment and the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the internal laws (and not the conflict of law rules) of the State of New York. The provisions of Section 10.2 (Notices), Section 10.5 (Expenses; Indemnity; Damage Waiver), Section 10.11 (Severability) and Section 10.14 (Submission to Jurisdiction; Waivers) of the Credit Agreement are incorporated herein by reference mutatis mutandis with the same force and effect as if expressly written herein 7. Counterpart Execution. This Amendment may be executed in any number of counterparts, all of which when taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of this Amendment by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Amendment. 8. Effect on Loan Documents. (a) The Credit Agreement, as amended hereby, and each of the other Loan Documents shall be and remain in full force and effect in accordance with their respective terms and hereby are ratified and confirmed in all respects. Each Loan Party hereby further ratifies and reaffirms the validity and enforceability of all of the Liens heretofore granted, pursuant to and in connection with the Guarantee and Collateral Agreement or any other Loan Document to the Administrative Agent on behalf and for the benefit of the Secured Parties, as collateral security for the obligations under the Loan Documents in accordance with their respective terms, and acknowledges that all of such Liens, and all collateral heretofore pledged as security for such obligations, continues to be and remain collateral for such obligations from and after the date hereof. Each Loan Party hereby further ratifies and reaffirms the validity and enforceability of the appointment of the Administrative Agent as attorney- in-fact under each applicable Loan Document. The execution, delivery, and performance of this Amendment shall not operate as a novation of any Obligations under the Credit Agreement or, except as expressly set forth herein, as a modification or waiver of any right, power, or remedy of the Administrative Agent or any Lender under the Credit Agreement, the Guarantee and Collateral Agreement or any other Loan Document. The amendments, consents, modifications and other agreements herein are limited to the specifics hereof (including facts or occurrences on which the same are based), shall not apply with respect to any facts or occurrences other than those on which the same are based, shall not excuse any non-compliance with the Loan Documents, and shall not operate as a consent or waiver to any matter under the Loan Documents. Except for the amendments to the Credit Agreement expressly set forth herein, the Credit Agreement, the Guarantee and Collateral Agreement and other Loan Documents shall remain unchanged and in full force and effect. To the extent any terms or provisions of this Amendment conflict with those of the Credit Agreement or other Loan Documents, the terms and provisions of this Amendment shall control. (b) To the extent that any terms and conditions in any of the Loan Documents shall contradict or be in conflict with any terms or conditions of the Credit Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Credit Agreement, as modified or amended hereby. (c) This Amendment is a Loan Document. 9. Entire Agreement. This Amendment, and terms and provisions hereof, the Credit Agreement and the other Loan Documents constitute the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and supersedes any and all prior or contemporaneous amendments or understandings with respect to the subject matter hereof, whether express or implied, oral or written. 10. Severability. In case any provision in this Amendment shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Amendment and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

5 [Signature pages follow]

[Signature Page to Fifth Amendment] IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written. BORROWER: ALKAMI TECHNOLOGY, INC. By: /s/ Doug Linebarger Name: Doug Linebarger Title: Chief Legal Officer GUARANTORS: ALKAMI ACH ALERT, LLC By: /s/ Doug Linebarger Name: Doug Linebarger Title: Secretary ALKAMI MK, LLC By: /s/ Doug Linebarger Name: Doug Linebarger Title: Secretary

[Signature Page to Fifth Amendment] SEGMINT INC. By: /s/ Doug Linebarger Name: Doug Linebarger Title: Secretary FIN TECHNOLOGIES, INC. By: /s/ Doug Linebarger Name: Doug Linebarger Title: Secretary

[Signature Page to Fifth Amendment] FIRST-CITIZENS BANK & TRUST COMPANY, as Administrative Agent, Issuing Lender, Swingline Lender, and a Lender By: /s/ Megan Wood Name: Megan Wood Title: Director CANADIAN IMPERIAL BANK OF COMMERCE, as a Lender By: /s/ Jonathan Schupack Name: Jonathan Schupack Title: Assistant General Manager CANADIAN IMPERIAL BANK OF COMMERCE, as a Lender By: /s/ John Turner Name: John Turner Title: Assistant General Manager CITIBANK, N.A., as a Lender By: /s/ Ronald Homa Name: Ronald Homa Title: Director

[Signature Page to Fifth Amendment] JPMORGAN CHASE BANK, N.A., as a Lender By: /s/ Christopher Beery Name: Christopher Beery Title: Vice President 124521.0000006 DMS 355702889v3